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                                                                       EXHIBIT 1

                                   AGREEMENT

          In accordance with Reg. S. 13d-1(f)(1), each of the undersigned hereby agrees that Hutchison Whampoa Limited shall file on behalf of each of them this
Schedule 13D relating to the Common Stock, $0.001 par value, in VoiceStream Wireless Corporation, to which this Agreement is an Exhibit and such statements and amendments thereto as may be required to be filed with the United States Securities and Exchange Commission.

Dated:  March 3, 2000

                                        FOR AND ON BEHALF OF
                                        HUTCHISON WHAMPOA LIMITED

                                        By:       /s/  Frank J. Sixt
                                             -----------------------------
                                             Name:  Frank J. Sixt
                                             Title: Director

                                        FOR AND ON BEHALF OF
                                        HUTCHISON TELECOMMUNICATIONS
                                        PCS (USA) LIMITED


                                        By:       /s/  Frank J. Sixt
                                             -----------------------------
                                             Name:  Frank J. Sixt
                                             Title: Director

                                        FOR AND ON BEHALF OF
                                        HUTCHISON TELECOMMUNICATIONS
                                        HOLDINGS (USA) LIMITED

                                        By:       /s/  Frank J. Sixt
                                             -----------------------------
                                             Name:  Frank J. Sixt
                                             Title: Director

                                        FOR AND ON BEHALF OF
                                        CHEUNG KONG (HOLDINGS) LIMITED

                                        By:       /s/  Frank J. Sixt
                                             -----------------------------
                                             Name:  Frank J. Sixt

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